Other, net	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Other, net
Other, net
For the years ended December 31, 2016, 2017 and 2018, Other, net were primarily made up of the following: (i) foreign exchange rate gains (losses) due to the revaluation of foreign currency receivables and payables and, (ii) income from ADSs offset by custodial fees related to ADSs, (iii) income from campus canteen, (iv) government subsidies for research and development activities and (v) rent income for office subleases.

	Year ended December 31,
(in thousands)	2016	2017	2018
Foreign exchange rate gains (losses), net	€16	€120	€(590)
Net income from ADS fees	—	294	431
Income campus canteen	—	—	307
Government subsidies	—	115	278
Rent income	—	—	128
Other income (expenses)	(155)	63	(15)
Total	€(139)	€592	€539